FINANCIAL INVESTORS TRUST

Listed Private Equity Fund

(Class A, Class I and Class R Shares)

SUPPLEMENT DATED APRIL 29, 2008 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 20, 2007

The information below replaces the first sentence of the section titled “TRUSTEES AND OFFICERS – Remuneration of Trustees” found on page 39 of the Statement of Additional Information:

The Independent Trustees of the Trust receive an annual fee in the amount of $10,000 and an additional $1,500 for attending each Board meeting effective January 1, 2008.